UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 2004

                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                 000-21685                    54-1820617
--------                                 ---------                    ----------
(State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer
incorporation)                                              Identification  No.)




                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (703) 259-3000

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

     Exhibit 99.1 Press release issued by InteliData Technologies Corporation on August 5, 2004.


Item 12.  Results of Operations and Financial Condition.

On August 5, 2004, InteliData Technologies Corporation ("InteliData" or the "Company") issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8176 and 34-47226, insofar as they report the Company's results of operations and financial condition for the quarter ended June 30, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTELIDATA TECHNOLOGIES CORPORATION


Date: August 5, 2004        By:
                                  ----------------------------------------------
                                  Alfred S. Dominick, Jr.
                                  Chairman, Chief Executive Officer and Acting
                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                   Exhibit
--------------                   -------

Exhibit 99.1 Press release issued by InteliData Technologies Corporation on August 5, 2004.

                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE                          Contact:  Alfred S. Dominick, Jr.
August 5, 2004                                 Chief Executive Officer
                                               (703) 259-3000


                    INTELIDATA REPORTS SECOND QUARTER RESULTS


     RESTON, VA, August 5, 2004 - InteliData Technologies Corp. (Nasdaq: INTD), a leading provider of electronic bill payment and presentment ("EBPP") technologies, today announced financial results for the three-month period ended June 30, 2004.

     Revenues for the second quarter of 2004 totaled $3,746,000, a decrease of $2,205,000 from the $5,951,000 reported for the second quarter of 2003. Gross profit for the three-month period ended June 30, 2004 totaled $1,971,000 with a resulting gross margin of 53%. The gross profit and gross margin for the second quarter of 2003 were $4,003,000 and 67%, respectively.

     The Net Losses for the three-month periods ended June 30, 2004 and 2003 were $27,841,000, or $0.54 per share, and $11,000, or $0.00 per share, respectively. In the second quarter of 2004, the Company recorded a non-cash goodwill impairment charge in the amount of $26,238,000, or $0.51 per share, that contributed to the net loss. This charge was recorded on the basis that it is probable and can be reasonably estimated. Excluding the impact of the non-cash goodwill impairment charge, net loss for the second quarter of 2004 would have been $1,603,000 or $0.03 per share.

     Cash and cash equivalents as of June 30, 2004 totaled $5,377,000, compared to $6,761,000 as of the beginning of the quarter.

     The Company also announced that Michael E. Jennings, President and COO, will be retiring in mid-August and will be joining the Board of Directors. InteliData will continue to have the benefit of Mr. Jennings' knowledge and experience through his involvement on the Board of Directors. Karen Kracher, who is currently the Chief Sales and Marketing Officer, will be promoted to President and will take a more active role in the operations of the Company as well as its sales and marketing efforts. Ms. Kracher joined InteliData in January 2004 with more than 25 years of executive experience in sales, marketing, and operations within the financial services and electronic payments industries.

     "We are grateful to Michael for his services to the Company and look forward to his continued contributions as a Board member," said Alfred S. Dominick, Jr., Chairman and CEO. "The transition from Michael to Karen has been smooth and seamless. We will look to leverage Karen's experience, knowledge and leadership as we continue to build upon our position in today's evolving EBPP environment and as we continue to explore a variety of strategic alternatives."

     The attached financial information compares the results of operations for the three-month and six-month periods ended June 30, 2004 to the same periods in 2003 and the balance sheet as of June 30, 2004 to the balance sheet as of December 31, 2003.

     InteliData will hold a conference call today at 4:30 p.m. Eastern Time. The conference leader is Al Dominick. Investors can access the call by dialing (888) 375-8244. International callers can dial (706) 634-5506. A replay can be accessed for one week beginning at 5:30 p.m. on August 5th. Domestic participants may dial (800) 642-1687 and enter Conference ID 8894905, while international callers should dial (706) 645-9291 for the replay. Online audio replays will also be available at InteliData's Web site www.InteliData.com,
                                                             -------------------
www.streetevents.com and www.companyboardroom.com.
--------------------     -------------------------

About InteliData

With over a decade of experience, InteliData provides online banking and electronic bill payment and presentment ("EBPP") technologies and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet-based banking services to its customers. The Company also provides application services provider ("ASP") and hosting solutions. Visit the Company's Web site at www.InteliData.com. -------------------

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

          This release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to, the uncertainty as to whether the Company will be successful in consummating any financial or strategic transaction, our ability to continue funding operating losses, the impact of declines in the Company's stock price and its ability to maintain minimum listing standards of the NASDAQ stock markets, different assumptions regarding cash flows (for example, either based on varying costs of capital, changes in underlying economic assumptions, or any resulting financial or strategic transactions) affecting valuation analyses, our ability to develop, sell, deliver and implement our payment solution products and services, some of which are largely unproven in a production environment, to financial institution customers, our ability to manage our expenses in line with anticipated business levels, the ability of the Company to complete product implementations in required time frames and the Company's ability to maintain customers and increase its recurring revenues and/or reduce operating costs associated with its application services provider ("ASP") business in order to make this operation profitable, the Company's ability to retain key customers and to increase revenues from existing customers, the impact of customers deconverting from use of our products and services to the use of competitive products or in-house solutions, the effect of planned customer migrations from outsourced solutions to in-house solutions with a resulting loss of recurring revenue, the impact of competitive products, pricing pressure, product demand and market acceptance risks, pace of consumer acceptance of home banking and reliance on the Company's bank clients to increase usage of Internet banking by their customers, the effect of general economic conditions on the financial services industry, mergers and acquisitions, risk of integration of the Company's technology by large software companies, the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits, reliance on key strategic alliances and newly emerging technologies, the ability of the Company to leverage its third party relationships into new business opportunities in the electronic bill payment and presentment ("EBPP") market, the on-going viability of the mainframe marketplace and demand for traditional mainframe products, the ability to attract and retain key employees, the availability of cash for long-term growth, product obsolescence, ability to reduce product costs, fluctuations in operating results, delays in development of highly complex products and other risks detailed from time to time in InteliData's filings with the Securities and Exchange Commission. These risks could cause the Company's actual results to differ materially from those expressed in any forward looking statements made by, or on behalf of, InteliData. InteliData is not under any obligation (and expressly disclaims an obligation to) update or alter its forward-looking statements, whether as a result of new information or otherwise.



                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 2004 AND DECEMBER 31, 2003
                  (in thousands, except share data; unaudited)



                                                                                         2004            2003
                                                                                    ------------   -------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                      $      5,377    $      7,603
     Accounts receivable, net                                                              2,843           2,890
     Other receivables                                                                       126             180
     Prepaid expenses and other current assets                                               367             625
                                                                                    ------------    ------------
         Total current assets                                                              8,713          11,298

NONCURRENT ASSETS
     Property and equipment, net                                                           1,227           1,529
     Goodwill                                                                                 --          26,238
     Intangible asset, net                                                                 4,700           5,060
     Other assets                                                                            211             211
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $     14,851    $     44,336
                                                                                    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                                               $      1,509    $      1,531
     Accrued expenses                                                                      1,408           1,599
     Deferred revenues                                                                     1,373           1,351
     Accrued rent                                                                            281             364
     Net liabilities of discontinued operations                                              100              45
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  4,671           4,890
     Accrued rent                                                                            290             380
     Net liabilities of discontinued operations                                              113              75
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          5,074           5,345
                                                                                    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --              --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 52,180,000 shares in 2004 and 52,065,000 shares in 2003;
        outstanding 51,344,000 shares in 2004 and 51,231,000 shares in 2003                   52              52
     Additional paid-in capital                                                          307,032         306,963
     Treasury stock, at cost:  835,000 shares in 2004 and 834,000 shares in 2003          (2,548)         (2,546)
     Deferred compensation                                                                  (172)           (228)
     Accumulated deficit                                                                (294,587)       (265,250)
                                                                                    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                                                 9,777          38,991
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     14,851    $     44,336
                                                                                    ============    ============


                       INTELIDATA TECHNOLOGIES CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                THREE AND SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                (in thousands, except per share data; unaudited)



                                                             Three Months Ended                  Six Months Ended
                                                                      June 30,                          June 30,
                                                          -----------------------------   -------------------------------
                                                               2004             2003            2004             2003
                                                          -----------      -----------       -----------      -----------

Revenues                                                  $     3,746      $     5,951       $     7,338      $    11,576
Cost of revenues                                                1,775            1,948             3,555            3,882
                                                          -----------      -----------       -----------      -----------

Gross profit                                                    1,971            4,003             3,783            7,694

Operating expenses
     General and administrative                                 1,917            1,931             3,468            4,020
     Sales and marketing                                          397              485               712              878
     Research and development                                   1,120            1,430             2,426            2,577
     Goodwill impairment charge                                26,238               --            26,238               --
     Amortization of intangible asset                             180              180               360              360
                                                          -----------      -----------       -----------      -----------
         Total operating expenses                              29,852            4,026            33,204            7,835
                                                          -----------      -----------       -----------      -----------

Operating loss                                                (27,881)             (23)          (29,421)            (141)
Other income (expenses), net                                       40               12                84              (17)
                                                          -----------      -----------       -----------      -----------

Loss before income taxes                                      (27,841)             (11)          (29,337)            (158)
Provision for income taxes                                         --               --                --               --
                                                          -----------      -----------       -----------      -----------

Net loss                                                  $   (27,841)     $       (11)      $   (29,337)     $      (158)
                                                          ===========      ===========       ===========      ===========




Basic and diluted earnings (loss) per common shares       $     (0.54)     $     (0.00)      $     (0.57)     $     (0.00)
                                                          ===========      ===========       ===========      ===========

Basic and diluted weighted-average
     common shares outstanding                                 51,159           49,002            51,168           48,935
                                                          ===========      ===========       ===========      ===========


